Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
CBL & ASSOCIATES	§
PROPERTIES, INC., et al.,	§	Case No. 20-35226 (DRJ)
§
Debtors. [1]	§	(Jointly Administered)
	§	Re: Dkt Nos. 1163, 1315, 1322, 1324, 1380

NOTICE OF FILING OF FOURTH AMENDED PLAN
SUPPLEMENT FOR THIRD AMENDED JOINT CHAPTER 11 PLAN
OF CBL & ASSOCIATES PROPERTIES, INC. AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE THAT:

1.On July 19, 2021, CBL & Associates Properties, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), filed the Notice of Filing of Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1315), on July 21, 2021, the Debtors filed the Notice of Filing of Amended Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1322), on July 23, 2021, the Debtors filed the Notice of Filing Second Amended Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1324), and, on August 10, 2021, the Debtors filed the Notice of Filing Third Amended Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No.

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A complete list of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/CBLProperties.  The Debtors’ service address for the purposes of these chapter 11 cases is 2030 Hamilton Place Blvd., Suite 500, Chattanooga, Tennessee 37421.

1380) (collectively, and as may be amended or modified, the “Plan Supplement”) in connection with, and in accordance with, the (a) Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (with Technical Modifications), dated August 9, 2021 (Docket No. 1369) (as may be amended, modified, or supplemented, the “Plan”)2, (b) Amended Order (I) Approving Disclosure Statement and Form and Manner of Notice of Disclosure Statement Hearing, (II) Establishing Solicitation and Voting Procedures, (III) Scheduling Confirmation Hearing, (IV) Establishing Notice and Objection Procedures for Confirmation of the Proposed Plan, (V) Approving Notice Procedures for the Assumption and Assignment of Executory Contracts and Unexpired Leases, and (VI) Granting Related Relief (Docket No. 1168), and (c) Disclosure Statement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, dated May 25, 2021 (Docket No. 1164).

2.The Plan Supplement is hereby amended as follows:

Exhibit	Plan Supplement Document	Amendment
Exhibit M	New Notes Indenture	Replaced in its entirety with the document attached hereto as Exhibit M. A redline showing the changes is attached hereto as Exhibit M-1.
Exhibit N	New Convertible Notes Indenture	Replaced in its entirety with the document attached hereto as Exhibit N. A redline showing the changes is attached hereto as Exhibit N-1.
Exhibit P	Exit Credit Facility	Replaced in its entirety with the document attached hereto as Exhibit P. A redline showing the changes is attached hereto as Exhibit P-1.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

3.The documents contained in the Plan Supplement, including this amendment, are integral to, and are considered part of, the Plan, which was confirmed and approved by the Bankruptcy Court on August 11, 2021 pursuant to the Proposed Findings of Fact, Conclusions of Law, and Order (I) Confirming Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors and (II) Granting Related Relief (Docket No. 1397) (the “Confirmation Order”).

4.As of the date hereof, the Debtors are still engaged in negotiations with the Required Consenting Creditors and other parties in interest with respect to the terms of the documents contained in the Plan Supplement, which are subject in all respects to the consent rights set forth in the Plan and Restructuring Support Agreement.  Consequently, the documents contained in the Plan Supplement are not final and reflect the latest drafts subject to ongoing negotiation.  All parties’ applicable rights are reserved with respect to the form of documents filed herewith.  Subject to the terms and conditions of the Plan, the Restructuring Support Agreement, and the Confirmation Order, the Debtors reserve all rights to amend, revise, or supplement the Plan Supplement at any time before the Effective Date, or any such other date as may be permitted by the Plan or by order of the Bankruptcy Court.

5.Copies of all documents filed in these chapter 11 cases, including copies of the exhibits contained in the Plan Supplement,  are available free of charge by visiting dm.epiq11.com/case/cblproperties/info.  You may also obtain copies of the pleadings by visiting the Bankruptcy Court’s website at https://ecf.txsb.uscourts.gov in accordance with the procedures and fees set forth therein.

Dated:	October 15, 2021
Houston, Texas

/s/ Alfredo R. Pérez
WEIL, GOTSHAL & MANGES LLP

Alfredo R. Pérez (15776275) 700 Louisiana Street, Suite 1700 Houston, Texas 77002 Telephone: (713) 546-5000 Facsimile: (713) 224-9511

– and –

WEIL, GOTSHAL & MANGES LLP

Ray C. Schrock, P.C. (admitted pro hac vice)

Garrett A. Fail (admitted pro hac vice)

Moshe A. Fink (admitted pro hac vice)

767 Fifth Avenue

New York, New York 10153

Telephone:  (212) 310-8000

Facsimile:   (212) 310-8007

Attorneys for Debtors and Debtors in Possession

Certificate of Service

I hereby certify that on October 15, 2021, a true and correct copy of the foregoing document was served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas.

/s/ Alfredo R. Pérez
Alfredo R. Pérez

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